SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    --------


                                    FORM 8-K

                                 CURRENT REPORT

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                       PURSUANT TO SECTION 13 OR 15 (D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 23, 2000


                      INTERNATIONAL BANCSHARES CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                          Commission File Number 0-9439


               TEXAS                                        74-2157138
  ---------------------------------                     ------------------
     (State or other Jurisdiction                       (I.R.S. Employer
  of incorporation or organization)                     Identification No.)


  1200 SAN BERNARDO, LAREDO, TEXAS                          78040-1359
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(Address of principal executive offices)                    (ZIP Code)


       (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE) (956) 722-7611



                                      NONE
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

      On March 23, 2000, International Bancshares Corporation issued a news release announcing the election to become a Financial Holding Company, attached hereto and filed herewith as Exhibit 99 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      c. Exhibits

         The following exhibit is filed as part of this report:

         (99) News release of International Bancshares Corporation dated March 23, 2000.

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
                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           INTERNATIONAL BANCSHARES CORPORATION
                                           (Registrant)


                                           By: /s/ DENNIS E. NIXON
                                              ---------------------
                                                   DENNIS E. NIXON, President,
                                                   and Chief Executive Officer

Date: March 23, 2000

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
                                  EXHIBIT INDEX




EXHIBIT                                            PAGE
NUMBER                    DESCRIPTION             NUMBER

99              News Release of International        5
                Bancshares Corporation dated
                March 23, 2000.

                                        4